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                                    EXHIBIT Q

                   THE HARTFORD MUTUAL FUNDS, INC. (333-02381)
                 THE HARTFORD MUTUAL FUNDS II, INC. (002-11387)
                THE HARTFORD INCOME SHARES FUND, INC. (811-02281)
                     HARTFORD SERIES FUND, INC. (333-45431)
                  HARTFORD HLS SERIES FUND II, INC. (033-03920)

                                POWER OF ATTORNEY

                                February 6, 2008

Lynn S. Birdsong
Duane E. Hill
William P. Johnston
Phillip O. Peterson
Lowndes A. Smith
Robert M. Gavin
Sandra S. Jaffee
Thomas M. Marra
Lemma W. Senbet
David M. Znamierowski

do hereby constitute and appoint as their attorney in fact Edward P. Macdonald, Catherine E. Marshall, Alice A. Pellegrino, and/or Michael G. Phillips to sign on their behalf any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.


/s/ Lynn S. Birdsong                    /s/ Robert M. Gavin
-------------------------------------   ----------------------------------------
Lynn S. Birdsong                        Robert M. Gavin


/s/ Duane E. Hill                       /s/ Sandra S. Jaffee
-------------------------------------   ----------------------------------------
Duane E. Hill                           Sandra S. Jaffee


/s/ William P. Johnston                 /s/ Thomas M. Marra
-------------------------------------   ----------------------------------------
William P. Johnston                     Thomas M. Marra


/s/ Phillip O. Peterson                 /s/ Lemma W. Senbet
-------------------------------------   ----------------------------------------
Phillip O. Peterson                     Lemma W. Senbet


/s/ Lowndes A. Smith                    /s/ David M. Znamierowski
-------------------------------------   ----------------------------------------
Lowndes A. Smith                        David M. Znamierowski